Exhibit 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Congoleum Corporation (the "Company") on Form 10-Q for the period ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Howard N. Feist III, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


August 14, 2006

/s/ Howard N. Feist III
Howard N. Feist III
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Congoleum Corporation and will be retained by Congoleum Corporation and furnished to the Securities and Exchange Commission or its staff upon request.